FINANCIAL LIABILITIES	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
FINANCIAL LIABILITIES	FINANCIAL LIABILITIES

		As of
US$ MILLIONS		Dec. 31, 2020	Dec. 31, 2019
Current:
Inflation swaps		$23	$6
Total current financial liabilities		$23	$6

Non-current:
Inflation swaps		$46	$71
Deferred consideration	(a)	962	931
Total non-current financial liabilities		$1,008	$1,002

a) Deferred consideration
Deferred consideration is related to the April 4, 2017 acquisition of Nova Transportadora do Sudeste S.A. (“NTS”), our Brazilian regulated gas transmission business. The deferred consideration is denominated in U.S. dollars and accrues interest at 3.35% compounded annually. The financial liability is measured at amortized cost and is payable on the fifth anniversary of the date of acquisition.
Exchangeable shares, class B shares and class C shares
The exchangeable and class B shares are classified as liabilities due to their exchangeable and cash redemption features. Upon issuance, exchangeable and class B shares were recognized at their fair value of $38.09 per share. The fair value was based on the NYSE opening price of one unit on March 31, 2020, the date of the special distribution. Subsequent to initial recognition, the exchangeable and class B shares are recognized at amortized cost and remeasured to reflect changes in the contractual cash flows associated with the shares. These contractual cash flows are based on the price of one unit. As at December 31, 2020, the exchangeable and class B shares were remeasured to reflect the NYSE closing price of one unit, $49.40 per share. Remeasurement gains or losses associated with these shares are recorded in the Consolidated Statements of Operating Results. During the year ended December 31, 2020, our shareholders exchanged approximately 1.4 million exchangeable shares for an equal number of units resulting in a decrease of $55 million in our financial liability. Our company declared and paid dividends of $66 million on its exchangeable shares outstanding during the year ended December 31, 2020. Dividends paid on exchangeable shares are presented as interest expense in the Consolidated Statements of Operating Results.
The following table provides a continuity schedule of outstanding exchangeable shares and class B shares along with our corresponding liability and remeasurement gains and losses.

	Exchangeable shares outstanding (Shares)	Class B shares outstanding (Shares)	BIP unit price (US$)	Exchangeable and class B shares (US$ Millions)
Balance at January 1, 2020	—	—	$—	$—
Share issuance	46,349,323	1	38.09	1,765
Share exchanges(1)	(1,388,874)	—	39.60	(55)
Remeasurement of liability	—	—	—	511
Balance at December 31, 2020	44,960,449	1	$49.40	$2,221

(1)The unit price reflected here represents the weighted average price of the units exchanged during the period and is calculated based on the NYSE closing price per unit on the date of exchange.
Similar to class B shares, class C shares are classified as liabilities due to their cash redemption feature. However, class C shares, the most subordinated class of all common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 15, Equity, for further details related to class C shares.